UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 21, 2006

                                ----------------



                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

           California                  0001172678              46-0476193
        (State or other         (Commission File Number)    (I.R.S. Employer
 jurisdiction of incorporation)                          Identification Number)

                       27710 Jefferson Avenue
                              Suite A100
                         Temecula, California                  92590
               (Address of principal executive offices)      (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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 Item 3.02  Unregistered Sales of Equity Securities.

As described in the press release attached as Exhibit 99.1 to this report and incorporated herein by reference, on November 21, 2006, Temecula Valley Bancorp Inc. ("Company") completed a private placement of shares of its common stock. The purchase price was $21.31 per share for the 64,139 shares sold to 19 employees, officers and directors of the Company or its bank subsidiary, and the Company's employee stock ownership plan. The purchase price for the remaining 1,336,430 shares sold to other investors was $19.00 per share. The placement was made under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder, on the basis that the placement did not involve any public offering and the purchasers were accredited or sophisticated and had sufficient access to the kind of information registration would provide.

Under the terms of a registration rights agreement between the Company and each stock purchaser in the placement, the Company will use its reasonable best efforts to prepare and file with the Securities and Exchange Commission, within 90 days after the closing of the placement, a registration statement covering resale of the shares of common stock issued in the placement and to have that registration statement declared effective within 180 days.

Under the terms of subscription agreements dated November 21, 2006 between the Company and each stock purchaser under the placement, each purchaser offered to buy common stock under certain conditions and made customary representations.

Item 9.01- Exhibits.

The list of exhibits called for by this Item is incorporated by this reference to the Exhibit List attached to this report.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TEMECULA VALLEY BANCORP INC.


Date:  November 21 2006             By:   /s/ STEPHEN H. WACKNITZ
                                        ---------------------------------
                                        Stephen H. Wacknitz
                                        Chief Executive Officer and President

Exhibit List

10.1 Form of Registration Rights Agreement, dated November 21, 2006, among the Company and the investors listed in Exhibit 10.1

10.2 Forms of Subscription Agreement, dated as of November 21, 2006, between Temecula Valley Bancorp Inc. and each of the investors named therein along with the number of shares purchased as listed in Exhibit 10.2

99.1     Press Release of the Company dated November 21, 2006